________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                     001-15081                94-1234979
 ________________________      ________________________    ___________________
 (State of Incorporation)      (Commission File Number)      (IRS Employer
                                                           Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (b) RESIGNATION OF PRINCIPAL EXECUTIVE OFFICER. On February 28, 2007, Takashi Morimura announced that he will resign as President and Chief Executive Officer of UnionBanCal Corporation effective May 24, 2007.

         RESIGNATION OF CHAIRMAN. On February 28, 2007, Tetsuo Shimura announced that he will resign as Chairman of UnionBanCal Corporation effective at the close of business on February 28, 2007.

         (c) APPOINTMENT OF PRINCIPAL EXECUTIVE OFFICER. On February 28, 2007, Masaaki Tanaka was appointed by the Board of Directors as President and Chief Executive Officer of UnionBanCal Corporation effective May 24, 2007. Mr. Tanaka, 53, has served as Executive Officer and General Manager, Corporate Planning Division of The Bank of Tokyo-Mitsubishi-UFJ, Ltd. since January 2006. From May 2004 to January 2006, Mr. Tanaka served as General Manager of Corporate Business Development for The Bank of Tokyo-Mitsubishi, Ltd., during which time he also served, prior to July 2004, as General Manager of Corporate Banking Division No. 2 of Corporate Banking Group No. 1, and, beginning in July 2004, as General Manager of Corporate Banking Division No. 3 of the Corporate Banking Group. Mr. Tanaka was appointed Executive Officer in June 2004. From April 2001 to May 2004, he served as General Manager, Corporate Planning Division of the Mitsubishi Tokyo Finance Group and from May 2000 to April 2001, he served as General Manager, Integrated Planning Office of The Bank of Tokyo-Mitsubishi, Ltd.

         APPOINTMENT OF CHAIRMAN. On February 28, 2007, Norimichi Kanari was appointed by the Board of Directors as Chairman of UnionBanCal Corporation effective at the close of business on February 28, 2007. Mr. Kanari, 60, has served as Deputy President & Group CEO, Global Banking, of The Bank of Tokyo-Mitsubishi UFJ since June 2005. He served as President and Chief Executive Officer of UnionBanCal and Union Bank of California, N.A. from July 2001 to May 2005. He served as Vice Chairman of UnionBanCal and Union Bank of California from July 2000 to July 2001. He has served as a director of The Bank of Tokyo-Mitsubishi UFJ since June 1997 and was elected a Senior Managing Director of The Bank of Tokyo-Mitsubishi UFJ in January 2005. Mr. Kanari has been a Director of UnionBanCal since July 2000.

         (d) ELECTION OF DIRECTOR. Effective February 28, 2007, Nicholas B. Binkley was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Finance & Capital Committee and Trust, Investment & Brokerage Oversight Committee. Nicholas B. Binkley, 61, has been a partner of Forrest Binkley & Brown, a venture capital and private equity firm since the firm was formed in July 1993. He also serves as managing general partner for SBIC Partners, LP, and Forrest Binkley & Brown Capital Partners, LLC.

         Mr. Binkley, will received a grant of restricted stock units under the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") equal to $55,000 as calculated based on the Fair Market Value (as defined in the Plan) of UnionBanCal common stock as of February 28, 2007. This grant of restricted stock units is the Initial Grant (as such terms are defined in the form of restricted stock unit agreement filed previously with the Securities and Exchange Commission), which shall vest in equal 1/3 installments on each of the first three anniversaries of the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 28, 2007


                             UNIONBANCAL CORPORATION


                             By: /s/ JOHN H. MCGUCKIN, JR.
                                  ________________________________
                                  John H. McGuckin, Jr.
                                  EVP, GENERAL COUNSEL & SECRETARY
                                  (DULY AUTHORIZED OFFICER)